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                                                                EXHIBIT 10.11(b)


                               FIRST AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT


         This First Amendment to Senior Secured Credit Agreement (the "Amendment") is made and dated as of September 30, 1996 among Cinemark International, Inc. (f/k/a Cinemark II, Inc., the "Lender") and Cinemark Mexico
(USA), Inc. ("Borrower"), and amends that certain Senior Secured Credit Agreement dated as of December 4,1995 among the Lender and the Borrower (as so amended or modified from time to time, the "Agreement").

                                    RECITALS


         WHEREAS, the Borrower has requested that the Lender amend certain provisions of the Agreement and the Lender is willing to do so on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENTS


         1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

         2. Amendment to Definition. The definition of "Indenture" is hereby amended and restated in its entirety to read as follows:

            "Indenture" shall mean that certain Indenture dated July 30, 1993 among the Borrower, de Mexico, as guarantor and United States Trust Company of New York as trustee governing the 12% Series A Senior Subordinated PIK Notes due 2003, the 12% Series B Senior Subordinated PIK Notes due 2003, 12% Series C Senior Subordinated PIK Notes due 2003 and the 12% Series D Senior Subordinated PIK Notes due 2003.

         3. Amendment to Section 2.1. The first sentence of Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

            "Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of Borrower set forth herein, Lender may make senior loans (the "Loans") to Borrower from time to time within one year after the Initial Loan (the "Funding Termination Date") in an aggregate principal amount (excluding accrued interest and Additional Principal as provided in 2.3(a)) not to exceed an original principal amount of $10,000,000."

         4. Amendment to Section 2.3(a). Section 2.3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:




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            "(a) Interest. Each Loan shall bear interest from the date of disbursement on the unpaid principal amount thereof until such amount is paid (whether upon Maturity by Acceleration or otherwise) at a rate per annum equal to 12%. On any interest payment date provided for in Section 2.4(a) through and including October 15, 2000, the Borrower may, at its option, by giving Lender notice of its election not less than five days nor more than 45 days prior to an installment payment date, pay accrued interest on the Loan either in cash (at the rate specified above) or by adding the Additional Principal (as hereinafter defined) to the principal amount outstanding on the Loans. For purposes of this Section 2.3(a) "Additional Principal" shall be an amount equal to the accrued interest on the outstanding principal of the Loans determined using a rate of interest equal to 13% per annum for any interest period in which the Borrower elects to add Additional Principal to the outstanding principal of the Loans in lieu of making a cash payment for accrued interest during such period."

         5. Amendment to Section 5.15. Section 5.15 of the Agreement is hereby amended and restated in its entirety to read as follows:

            After September 30, 1996, the Borrower and its Subsidiaries may incur indebtedness (other than indebtedness under this Agreement and the Indenture), if, at the date of and giving effect to the incurrence of such Debt, the Pro Forma Cash Flow Coverage Ratio is equal to or greater than 2.0 to 1.0. Notwithstanding the foregoing sentence, the Borrower or any of its Subsidiaries may Incur Permitted Debt without regard to the foregoing limitation.

         6. Amendment to Section 5.16. Section 5.16 of the Agreement is hereby amended and restated in its entirety to read as follows:

            At the end of any two consecutive fiscal quarters during the periods after December 31, 1999, the Cash Flow Coverage of the Borrower for such two fiscal quarters then ending shall equal or exceed a rate of 2.0 to 1.0.

         7. Representations and Warranties. Borrower represents and warrants to Lender that, on and as of the date hereof, and after giving effect to this
Amendment:

            7.1 Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporation action by the Borrower and this Amendment has been duly executed and delivered by the Borrower.

            7.2 Binding Obligation. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            7.3 No Legal Obstacle to Credit Agreement. The execution, delivery and performance of this Amendment will not (a) contravene the terms of the Borrower's articles of incorporation, bylaws or other organization document; (b) conflict with or




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        result in any breach or contravention of the provisions of any contract to which the Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Amendment, or the transactions contemplated hereby.

            7.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Section 2.3(a) of this Amendment shall also insure to the benefit of U.S. Trust Company of New York, N. A.

            7.5 Incorporation of Certain Representations. The representations and warranties of the Borrower set forth in Article 4 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

            7.6 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

        8.  Miscellaneous.

            8.1 Effectiveness of the Agreement. Except as hereby expressly amended, the Agreement and each other document executed in connection therewith shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

            8.2 Waivers. This Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under the Agreement or any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

            8.3 Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Borrower and Lender shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Lender.

            8.4 Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of Texas.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                         LENDER:

                                         CINEMARK INTERNATIONAL, INC.

                                         By:  /s/ Lee Roy Mitchell
                                              ---------------------------------
                                         Name:  Lee Roy Mitchell
                                                -------------------------------
                                         Title:  Chairman
                                                 ------------------------------

                                         BORROWER:

                                         CINEMARK MEXICO (USA), INC.

                                         By:  /s/ Jeff Stedman
                                              ---------------------------------
                                         Name:  Jeff Stedman
                                                -------------------------------
                                         Title:  Vice President
                                                 ------------------------------


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